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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 17, 2004


                        FIRST NATIONAL MASTER NOTE TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Nebraska                       000-50139                  Not applicable
------------------------     ------------------------          ----------------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                               Identification
                                                                  Number)


            1620 Dodge Street
             Stop Code 3198
             Omaha, Nebraska                                   68197-3198
----------------------------------------                      ------------
(Address of principal executive offices)                       (Zip Code)


                                 (402) 341-0500
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

None.

(b)      Pro forma financial information.

None.

(c)      Exhibits.

EXHIBIT NO.      DOCUMENT DESCRIPTION

Exhibit 20 Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly Servicing Report


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2004                FIRST NATIONAL FUNDING LLC

                                         By: First National Funding Corporation,
                                             Managing Member


                                         By: /s/ Jean L. Koenck
                                             -----------------------------------
                                             Jean L. Koenck, Senior Vice
                                             President


Dated:  February 17, 2004                FIRST NATIONAL MASTER NOTE TRUST

                                         By: First National Bank of Omaha,
                                             As Servicer of First National
                                             Master Note Trust

                                         By: /s/ Jean L. Koenck
                                             -----------------------------------
                                             Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

20             Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly
               Servicing Report